UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 25, 2022

(Date of earliest event reported)

Firsthand Technology Value Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00830 (Commission File Number)	27-3008946 (IRS Employer Identification Number)

150 Almaden Blvd., Suite 1250 San Jose, CA (Address of principal executive offices)		95113 (Zip Code)

(800) 976-8776

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SVVC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Firsthand Technology Value Fund, Inc. (“Firsthand”) held its Annual Meeting on May 25, 2022. As of the record date, March 15, 2022, 6,893,056 shares of Firsthand common stock were outstanding and entitled to vote at the Annual Meeting. A total of 5,054,775 shares of Firsthand common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

Firsthand’s stockholders voted on three proposals at the Annual Meeting. The proposals are further described in the Proxy Statement. The final results of the votes regarding each proposal are set forth below.

Proposal 1. Election of directors

Firsthand stockholders elected one director to Firsthand’s board of directors, to serve until the 2025 annual meeting of stockholders and until his successor is elected. The voting results regarding this proposal are set forth below:

Nominee	For	Withheld	Broker Non-Votes	Total Shares Voted	Total Shares Present
Nicholas Petredis	1,063,251	1,983,565	2,007,959	1,063,251	5,054,775

Proposal 2. Ratification of appointment of independent public accounting firm

Firsthand’s stockholders ratified the selection of Tait, Weller & Baker LLP as Firsthand’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results regarding this proposal are set forth below:

For	3,432,767
Against	1,314,125
Abstain	308,883
Broker Non-Votes	-
Total Shares Voted	4,746,892
Total Shares Present	5,054,775

Proposal 3. Binding stockholder proposal regarding the termination of the investment advisory and management agreements

Firsthand’s stockholders did not approve the binding stockholder proposal to terminate the investment advisory and management agreements between Firsthand and Firsthand Capital Management, Inc. The proposal failed to receive the affirmative vote of the “majority of outstanding voting securities” of Firsthand, as defined in the proxy statement. The voting results regarding this proposal are set forth below:

For	2,102,395
Against	867,822
Abstain	76,598
Broker Non-Votes	2,007,959
Total Shares Voted	2,970,217
Total Shares Present	5,054,775

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2022	FIRSTHAND TECHNOLOGY VALUE FUND, INC.

	By:	/s/ Kevin Landis
Kevin Landis
President